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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2001

                             NABORS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        1-9245                  930711613
(State or Other Jurisdiction          (Commission              (IRS Employer
         of Incorporation)            File Number)           Identification No.)


515 West Greens Road, Suite 1200
         Houston, Texas                                               77067
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (281) 874-0035

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

              On March 8, 2001, Nabors Industries, Inc. extended the time for the initial purchaser of its zero coupon senior convertible debentures due 2021 to exercise its options to acquire an additional $230.2 million in debentures, and the initial purchaser exercised the option in full. On March 9, 2001, Nabors Industries, Inc. issued a press release with respect such exercise and issuance. A copy of the press release is filed as an exhibit to this report and is incorporated in this report by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ANDEXHIBITS.

              (c) Exhibits

                        Exhibit No.               Description
                        -----------               -----------

                        99.1                      Press Release of March 9, 2001





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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NABORS INDUSTRIES, INC.


Date: March 9, 2001                  By:      /s/ Anthony G. Petrello
                                         -------------------------------------
                                         Anthony G. Petrello
                                         President and Chief Operating Officer




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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release of March 9, 2001




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